 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2019

ROKK3R INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28453	75-2610236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2121 NW 2nd Avenue #203, Miami, FL 33127
(Address of principal executive offices, including zip code)

(305) 259-6637
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered

None	N/A	N/A

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 29, 2019, Rokk3r, Inc. (the “Company”) was notified that the audit practice of Montgomery Coscia Greilich, LLP (“MCG”) an independent registered public accounting firm, would be combined with Baker Tilly Virchow Krause LLP (“Baker Tilly”) in a transaction pursuant to which MCG would combine its operations with Baker Tilly and certain of the professional staff and partners of MCG would join Baker Tilly either as employees or partners of Baker Tilly. On June 1, 2019, this combination became effective and MCG resigned as the auditors of the Company.

MCG’s reports on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports were modified as to uncertainty about the Company’s ability to continue as a going concern. Furthermore, during the Company’s two most recent fiscal years and through June 1, 2019, there were no disagreements with MCG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MCG, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during MCG’s engagement.

The Company provided MCG with a copy of the foregoing disclosure prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that MCG furnish the Company with a letter addressed to the Commission stating whether or not MCG agrees with the above statements and, if not, stating the respects in which it does not agree. Attached, as Exhibit 16.1 hereto, is a copy of MCG’s letter to the Commission.

(b) Engagement of New Independent Registered Public Accounting Firm

As of the date hereof, the Company’s Board of Directors has not appointed a new independent registered public accounting firm. If and when a new independent registered public accounting firm is appointed, the Company will disclose such fact in a Current Report on Form 8-K and provide the disclosures required by Item 4.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Montgomery Coscia Greilich, LLP to the Securities and Exchange Commission dated June 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROKK3R, INC.

Date: June 5, 2019	By:	/s/ Nabyl Charania
Nabyl Charania Chief Executive Officer

3